UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001- 33666	74-3204509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive
Houston, Texas 77060
(Address of principal executive offices) (Zip Code)

(281) 836-7000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Exterran Holdings, Inc. (“we,” “us” or “our”) previously announced the planned separation of our United States (“U.S.”) contract operations and U.S. aftermarket services businesses from our international contract operations, international aftermarket services and global fabrication businesses (the “separation”).  Upon completion of the planned separation, Exterran Corporation (“SpinCo”) will own our international contract operations, international aftermarket services and global fabrication businesses.

First Amendment to RemainCo Credit Agreement

In preparation for the planned separation, on July 10, 2015, we and our wholly-owned subsidiary, Archrock Services, L.P. (the “RemainCo Borrower”), entered into a credit agreement (the “Existing RemainCo Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), as the administrative agent, and various financial institutions as lenders (the “RemainCo Lenders”), which provided for a $300 million revolving credit facility to be made available to the RemainCo Borrower.  On October 5, 2015, we and the RemainCo Borrower entered into an amendment to the RemainCo Credit Agreement (the “RemainCo Amendment” and the Existing RemainCo Credit Agreement as amended by the RemainCo Amendment, the “RemainCo Credit Agreement”) with Wells Fargo and the RemainCo Lenders, pursuant to which the aggregate commitments under the revolving credit facility to be made available to the RemainCo Borrower (the “RemainCo Credit Facility”) were increased from $300 million to $350 million.  In addition, the RemainCo Amendment provides for certain other amendments to the RemainCo Credit Agreement, including the extension of the date by which the separation must be consummated from October 30, 2015 to January 4, 2016.

Availability under the RemainCo Credit Facility is subject to the satisfaction of certain conditions precedent, including (i) the payoff and termination of that certain Senior Secured Credit Agreement, dated as of July 8, 2011, by and among us, Wells Fargo, as administrative agent, and the other lenders from time to time party thereto and (ii) the consummation of the separation on or before January 4, 2016 (the date on which those conditions precedent are satisfied is referred to as the “RemainCo Initial Availability Date”).  If the RemainCo Initial Availability Date does not occur on or before January 4, 2016, the RemainCo Credit Facility will terminate.  No borrowings are outstanding under the RemainCo Credit Facility because the RemainCo Initial Availability Date has not yet occurred.

The RemainCo Credit Facility will mature on the date that is five years after the RemainCo Initial Availability Date. The RemainCo Borrower’s obligations under the RemainCo Credit Facility will be guaranteed by us and all of our Significant Domestic Subsidiaries (as defined in the RemainCo Credit Agreement). In addition, the RemainCo Borrower’s obligations under the RemainCo Credit Facility will be secured by (1) substantially all our assets and substantially all of the assets of the RemainCo Borrower and our Significant Domestic Subsidiaries located in the U.S., including certain real property, and (2) all of the equity interests of our U.S. restricted subsidiaries (excluding Exterran General Partner, L.P. and Exterran GP LLC), all limited partner units and subordinated units in Exterran Partners, L.P. we and our subsidiaries own and 65% of the voting equity interests in certain of our first-tier foreign subsidiaries.

The RemainCo Borrower will have the ability to request the issuance of letters of credit under the RemainCo Credit Facility in an aggregate amount of up to $50 million. Subject to certain conditions, at the request of the RemainCo Borrower and with the consent of the participating lenders, the total commitments under the RemainCo Credit Facility may be increased from time to time after the RemainCo Initial Availability Date so long as the aggregate commitments do not exceed $450 million.

Borrowings under the RemainCo Credit Facility will bear interest at an interest rate equal to, at the RemainCo Borrower’s option, either the Base Rate or LIBOR plus the applicable margin. “Base Rate” means the greatest of (a) the prime rate, (b) the federal funds effective rate plus 0.50% and (c) one-month LIBOR plus 1.00%. The applicable margin for borrowings varies (i) in the case of LIBOR loans, from 1.75% to 2.75% and (ii) in the case of Base Rate loans, from 0.75% to 1.75%, and will be determined based on a total leverage ratio pricing grid. In addition, the RemainCo Borrower is required to pay (i) ticking fees of 0.30% based on the commitment amounts of the RemainCo Lenders during the period from and after December 1, 2015 until the earlier of the RemainCo Initial Availability Date and the termination of the commitments and (ii) from and after the RemainCo Initial Availability Date, commitment fees based on the daily unused amount of the RemainCo Credit Facility in an amount per annum equal to an applicable percentage, which ranges from 0.25% to 0.50% and is determined based on the total leverage ratio pricing grid.

The RemainCo Credit Agreement contains various covenants with which we, the RemainCo Borrower and their respective restricted subsidiaries must comply beginning on the RemainCo Initial Availability Date, including, but not limited to, limitations on the incurrence of indebtedness, investments, liens on assets, repurchasing equity and making distributions, transactions with affiliates, mergers, consolidations, dispositions of assets and other provisions customary in similar types of agreements. We must maintain, on a consolidated basis, as of the last day of each period of four consecutive fiscal quarters (beginning on the last day of the fiscal quarter during which the RemainCo Initial Availability Date occurs) an Interest Coverage Ratio of not less than 2.25:1.00 and a Total Leverage Ratio of not greater than 4.25:1.00 (except that the Total Leverage Ratio during a Specified Acquisition Period (as defined in the RemainCo Credit Agreement) shall not be greater than 4.75:1.00), as they are defined in the RemainCo Credit Agreement. The RemainCo Credit Agreement also contains various customary representations and warranties and events of default.

The foregoing description of the RemainCo First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the RemainCo First Amendment, which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amendment and Restatement of SpinCo Credit Agreement

In addition, on October 5, 2015, Exterran Energy Solutions, L.P. (“EESLP”) and SpinCo entered into an amended and restated credit agreement (the “SpinCo Credit Agreement”) with Wells Fargo, as the administrative agent, and various financial institutions as lenders (the “SpinCo Lenders”).  The SpinCo Credit Agreement amends and restates the Credit Agreement, dated as of July 10, 2015, by and among SpinCo, as parent, EESLP, as borrower, Wells Fargo, as the administrative agent, and various financial institutions as lenders, which was entered into in preparation for the planned separation.

The SpinCo Credit Agreement provides for a $925 million credit facility, consisting of a $680 million revolving credit facility and a $245 million term loan facility, to be made available to EESLP (collectively, the “SpinCo Credit Facility”).  Availability under the SpinCo Credit Facility is subject to the satisfaction of certain conditions precedent, including the consummation of the separation on or before January 4, 2016 (the date on which those conditions precedent are satisfied is referred to as the “SpinCo Initial Availability Date”).  If the SpinCo Initial Availability Date does not occur on or before January 4, 2016, the SpinCo Credit Facility will terminate.  No borrowings are outstanding under the SpinCo Credit Facility because the SpinCo Initial Availability Date has not yet occurred.

The revolving credit facility under the SpinCo Credit Facility will mature on the date that is five years after the SpinCo Initial Availability Date, and the term loan facility under the SpinCo Credit Facility will mature on the date that is two years after the SpinCo Initial Availability Date.  EESLP’s obligations under the SpinCo Credit Facility will be guaranteed by SpinCo and all of SpinCo’s Significant Domestic Subsidiaries (as defined in the SpinCo Credit Agreement).  In addition, EESLP’s obligations under the SpinCo Credit Facility will be secured by (1) substantially all of the assets of EESLP, SpinCo and SpinCo’s Significant Domestic Subsidiaries located in the U.S., including certain real property, and (2) all of the equity interests of the U.S. restricted subsidiaries of SpinCo (other than certain excluded subsidiaries) and 65% of the voting equity interests in certain first-tier foreign subsidiaries of SpinCo.

EESLP will have the ability to obtain revolving borrowings under the SpinCo Credit Facility in U.S. dollars or Euros and to request the issuance of letters of credit in an aggregate amount of up to $500 million.  Subject to certain conditions, at the request of EESLP and with the consent of the participating lenders, the total revolving commitments under the SpinCo Credit Facility may be increased from time to time after the SpinCo Initial Availability Date so long as the aggregate revolving commitments do not exceed $900 million.  The term loan facility will be funded in a single borrowing in U.S. dollars on the SpinCo Initial Availability Date and will be subject to customary prepayment events.  EESLP must make annual amortization payments under the term loan facility equal to $12.25 million.

Revolving borrowings under the SpinCo Credit Facility will bear interest at an interest rate equal to, at EESLP’s option, either the Base Rate or LIBOR (or EURIBOR, in the case of Euro-denominated borrowings) plus the applicable margin.  “Base Rate” means the greatest of (a) the prime rate, (b) the federal funds effective rate plus 0.50% and (c) one-month LIBOR plus 1.00%.  The applicable margin for revolving borrowings varies (i) in the case of LIBOR loans, from 1.50% to 2.75% and (ii) in the case of Base Rate loans, from 0.50% to 1.75%, and will be determined based on a total leverage ratio pricing grid.  Until the term loans are refinanced in full with the proceeds of certain qualifying unsecured debt or equity issuances, the applicable margins for LIBOR or EURIBOR borrowings under the revolving credit facility will be increased by 1.00% until the first anniversary of the SpinCo Initial Availability Date and by 1.50% following the first anniversary of the SpinCo Initial Availability Date.  Term loan borrowings under the SpinCo Credit Facility will bear interest at an interest rate equal to, at our option, either the Base Rate plus 4.75%, or LIBOR plus 5.75%, subject to a LIBOR floor of 1.00%.

In addition, EESLP is required to pay (i) ticking fees of 0.30% based on the revolving and term loan commitment amounts of the SpinCo Lenders during the period from and after December 1, 2015 until the earlier of the SpinCo Initial Availability Date and the termination of the commitments and (ii) from and after the SpinCo Initial Availability Date, revolving commitment fees based on the daily unused amount of the revolving commitments under the SpinCo Credit Facility in an amount per annum equal to an applicable percentage, which ranges from 0.25% to 0.50% and is determined based on the total leverage ratio pricing grid.

The SpinCo Credit Agreement contains various covenants with which EESLP, SpinCo and their respective restricted subsidiaries must comply beginning on the SpinCo Initial Availability Date, including, but not limited to, limitations on the incurrence of indebtedness, investments, liens on assets, repurchasing equity and making distributions, transactions with affiliates, mergers, consolidations, dispositions of assets and other provisions customary in similar types of agreements.  Additionally, after the separation, SpinCo must maintain an Interest Coverage Ratio of not less than 2.25:1.00; a Total Leverage Ratio of, prior to the refinancing of the term loan facility with the proceeds of certain qualified unsecured debt or equity issuances, not greater than 3.75:1.00 and, thereafter, not greater than 4.50:1.00; and, after the refinancing of the term loan facility with the proceeds of certain qualified unsecured debt or equity issuances, a Senior Secured Leverage Ratio of not greater than 2.75:1.00, as the foregoing terms are defined in the SpinCo Credit Agreement.  The SpinCo Credit Agreement also contains various customary representations and warranties and events of default.

The foregoing description of the SpinCo Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the SpinCo Credit Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1

Senior Secured Credit Agreement, dated as of July 8, 2011, by and among Exterran Holdings, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents and lenders from time to time party thereto, incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 14, 2011 (portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text) and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

Exhibit 10.2

First Amendment to Senior Secured Credit Agreement, dated as of September 11, 2015, by and among Exterran Holdings, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto, incorporated by reference to Exhibit 10.14 to the Registrant’s Current Report on Form 8-K filed on September 17, 2015.

Exhibit 10.3

Credit Agreement, dated as of July 10, 2015, by and among Exterran Holdings, Inc., Archrock Services, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on July 16, 2015.

Exhibit 10.4*

First Amendment to Credit Agreement, dated as of October 5, 2015, by and among Exterran Holdings, Inc., Archrock Services, L.P., the lenders signatory thereto and Wells Fargo Bank, National Association, as administrative agent.

Exhibit 10.5*

Amended and Restated Credit Agreement, dated as of October 5, 2015, by and among Exterran Corporation, Exterran Energy Solutions, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

	By:	/s/ Jon C. Biro
Jon C. Biro
Date: October 6, 2015		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1

Senior Secured Credit Agreement, dated as of July 8, 2011, by and among Exterran Holdings, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents and lenders from time to time party thereto, incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 14, 2011 (portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text) and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

Exhibit 10.2

First Amendment to Senior Secured Credit Agreement, dated as of September 11, 2015, by and among Exterran Holdings, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto, incorporated by reference to Exhibit 10.14 to the Registrant’s Current Report on Form 8-K filed on September 17, 2015.

Exhibit 10.3

Credit Agreement, dated as of July 10, 2015, by and among Exterran Holdings, Inc., Archrock Services, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on July 16, 2015.

Exhibit 10.4*

First Amendment to Credit Agreement, dated as of October 5, 2015, by and among Exterran Holdings, Inc., Archrock Services, L.P., the lenders signatory thereto and Wells Fargo Bank, National Association, as administrative agent.

Exhibit 10.5*

Amended and Restated Credit Agreement, dated as of October 5, 2015, by and among Exterran Corporation, Exterran Energy Solutions, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.

* Filed herewith